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InvestorRelations@getcosi.com

Cosi, Inc. Announces Leadership Changes

Chief Financial Officer Resigns Effective September 23, 2016, and Company Terminates CEO Effective Immediately
Boston, MA - August 22, 2016 - Cosi, Inc. (NASDAQ:COSI), the fast casual restaurant company, announced today that, on August 16, 2016, its Chief Financial Officer, Miguel Rossy-Donovan, submitted his resignation effective September 23, 2016 to accept the position of CFO at another company.   The Company also announced today that its Board of Directors has terminated RJ Dourney as Chief Executive Officer & President, effective immediately.  Patrick Bennett, a member of the Board of Directors, will serve as interim Chief Executive & President working in close conjunction with the full Board while the Company conducts a search for a permanent CEO.
CFO Transition
The Company and Board of Directors has begun the search to replace its CFO. Over the course of the transition period, Mr. Rossy-Donovan will be working closely with the Company and the Board of Directors to ensure the continuity of previously implemented financial and cash management systems, and the implementation of operating priorities required to facilitate the execution of the next phase of the Company’s strategic plan.
Mark Demilio, the Company’s Chairman of the Board, said, “Miguel has been instrumental in working with management and the Board of Directors to instill discipline to the execution of our most immediate needs to drive the momentum of the Company’s turnaround. We are saddened about his departure and wish him the best as he embarks on a different path.  We appreciate that Miguel has agreed to a period of transition and are excited about the role he will play during this time in ensuring we are well-positioned to execute our strategy.”
Mr. Rossy-Donovan added, “I am proud of having successfully led, in close partnership with the leadership team, the efforts to position the Company to generate cash, to build strategic discipline and focus, and to foster an entrepreneurial culture with people at the center.”
“It is important to me that my decision does not distract the team, slow down the progress we have made, or interfere with the successful implementation of our most immediate priorities. I am thrilled to have the time, resources, and support to ensure we stay on-course during the transition,” Rossy-Donovan went on to say.
Appointment of Interim CEO
The Board of Directors also will immediately begin the search to replace its Chief Executive Officer and President.  Mr. Bennett will serve as interim Chief Executive Officer & President until the selection process is complete.  He has extensive experience working with distressed companies and building high-performance executive teams focused on delivering significantly improved results in complex and challenging business environments, in both public and private companies. Bennett also has experience in developing and executing growth strategies and multi-faceted strategic plans to improve market share, gross revenue and profitability. That experience, together with his substantial experience in dealing with financial markets and regulated industries, provides valuable perspective on strategic planning, growth initiatives and the challenges of our business.
During the transition, Mr. Bennett will work closely with the Company’s Board of Directors, who will continue to be actively involved and provide assistance to management as the Company continues to focus on its turnaround strategy.
 “During this transition period, we are fortunate to have an executive with the skills and experience that Pat brings to Cosi.  We believe his background and experience, together with the deep industry experience of fellow directors Jean Birch and David Lloyd, and the experience and contributions of all Board members, will be valuable during this transition, and that together we will bring a fresh perspective as the Company continues to focus on recapitalizing its balance sheet and building a stable foundation for the business going into fiscal 2017,” said Demilio.

About Così, Inc.
Così (http://www.getcosi.com) is an international fast casual restaurant company.  At the heart of every Cosi® restaurant is an open-flame stone-hearth oven where the Così® signature flatbread is made from scratch throughout the day.  The flatbread is made from a generations-old recipe and is part of many Così® favorites. Così® was founded on the idea that good-for-you food should be delicious.  Menu items are made using fresh ingredients and distinctive sauces and spreads to create edgy flavors.  The menu features made-to-order sandwiches, hand-tossed salads, bowls, breakfast wraps, melts, all natural soups, signature Squagels®, artisan flatbread pizzas, S`mores, snacks and desserts.  Guests can also enjoy handcrafted beverages and a variety of coffee-based and specialty beverages.

Così® employees create a welcoming environment where guests are invited to relax and enjoy great food.  In many cases, Così® is the cornerstone of the communities that they are in and take pride in supporting community organizations and local charities. There are currently 74 Company-owned and 31 franchise restaurants operating in sixteen states, the District of Columbia, Costa Rica and the United Arab Emirates.

"Così," "(Sun & Moon Design)" and related marks are registered trademarks of Così, Inc. in the U.S.A. and certain other countries. Copyright © 2015 Così, Inc. All rights reserved.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains statements that constitute forward- looking statements under the federal securities laws. Forward-looking statements are statements about future events and expectations and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive," or similar words, or negatives of these words, identify forward- looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the results being reported in this release are unaudited and subject to change; the cost of our principal food products and supply and delivery shortages and interruptions; labor shortages or increased labor costs; changes in demographic trends and consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, produce, or other foods or the effects of food-borne illnesses, such as E. coli, "mad cow disease" and avian influenza or "bird flu"; competition in our markets, both in our business and in locating suitable restaurant sites; our operation and execution in new and existing markets; expansion into new markets including foreign markets; our ability to attract and retain qualified franchisees and our franchisees' ability to open restaurants on a timely basis; our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms; the rate of our internal growth and our ability to generate increased revenue from our existing restaurants; our ability to generate positive cash flow from existing and new restaurants; fluctuations in our quarterly results due to seasonality; increased government regulation and our ability to secure required government approvals and permits; our ability to create customer awareness of our restaurants in new markets; the reliability of our customer and market studies; cost effective and timely planning, design and build out of restaurants; our ability to recruit, train and retain qualified corporate and restaurant personnel and management; market saturation due to new restaurant openings; inadequate protection of our intellectual property; our ability to obtain additional capital and financing; adverse weather conditions which impact customer traffic at our restaurants; and adverse economic conditions. Further information regarding factors that could affect our results and the statements made herein are included in our filings with the Securities and Exchange Commission.

Additional information is available on Così's website at
http://www.getcosi.com in the investor relations section.

Vicki Baue
V. P. & General Counsel, CCO
(857) 415-5000